Angelica Corporation
May 2007
Delightful Service Through Innovation
To Every Customer Every Day

Safe Harbor Statement
This presentation contains forward-looking statements, which reflect Angelica Corporation’s current views with respect to future events and financial performance and are made pursuant to the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve risks and uncertainties that may cause our actual results to be materially different from those expressed or implied by these statements. A more detailed description of certain factors that could affect actual results include, but are not limited to, those discussed in Angelica Corporation’s filings with the Securities and Exchange Commission.

Angelica Vision Document
Vision
•
Delightful Service through Innovation
Mission
•
Every healthcare provider desires our superior services based on our high quality standards, passion and creativity. This will deliver industry-leading growth and exceptional stakeholder value.
Strategies
•
   Delight the Customer
•
   People, Family, Talent, Teams
•
   Strengthen the Base
•
   Business Expansion
Values
•
   Excellence – Establish high standards and routinely surpass them
•
   Respect – Care and concern for customers and employees
•
   Ethics – Integrity and trust in all we do
•
   Teamwork - Work together, celebrate and reward successes
•
   Communications – Open, Honest, Always

• Exchange/Symbol (IPO in 1958)	NYSE: AGL
• Share Price as of 4/27/07	$27.00
• Market Capitalization	$256M
• Shares Outstanding	9.5M
• Market Cap/Revenues (ttm)	0.60
• Dividend/Yield	$0.44/1.6%
Equity Snapshot

Angelica History
•
Founded in 1878 and grew to three divisions in 1960’s:
Manufacturing, Textile Services and Retail
•
Sold Manufacturing division in 2002
•
Beginning in 2004 through 2006:
–
Sold retail division (2004)
–
Focused textile services on healthcare market (2005)
•
Restructured organization from an operations centric model to a customer market centric model
–
Resolved 18 month union corporate campaign with 10 year labor peace agreement (2005)
–
Implemented “Delight the Customer” strategy (2006)

SACRAMENTO
ANTIOCH
TURLOCK
STOCKTON
FRESNO
LAS VEGAS
COLTON
POMONA
SAN FERNANDO
LOS ANGELES
ORANGE
SAN DIEGO
PHOENIX
OKLAHOMA CITY
DALLAS
HOUSTON
CHICAGO
CORPORATE OFFICE
BALLSTON SPA
BATAVIA
LORAIN
DELAWARE
WORCESTER
SOMERVILLE
PAWTUCKET
HEMPSTEAD
EDISON
DURHAM
OOLTEWAH
ROCKMART
COLUMBIA
ATLANTA
OPERATING HEADQUARTERS
HOLLY HILL
TAMPA

Angelica

CORPORATE OFFICES
SERVICE CENTER
DEPOT DISTRIBUTION
Angelica Today
•
Delightful service to every customer every day
•
29 service centers in nine markets located in U.S.

U.S. Healthcare Linen Market
Estimated at $5.8 Billion
Clinics
$2.6B
Long-Term
Care
$1.0B
Hospitals
$2.2B
The Market is  Large and Growing
▪
Angelica network reaches approximately 60% of the U.S. healthcare market
▪
Current market share in these geographic markets
▪
Hospitals – 25%
▪
Clinics – 3%
▪
Long-Term Care – 6%
▪
Aging population means demand for healthcare services and hence, healthcare linen usage will grow
▪
Continued outsourcing growth potential

On-Premise
Laundries
34%
Competitors
59%
Coops
7%
Competitors
44%
On-Premise
Laundries
22%
Coops
9%
Angelica
25%
Acute Care Markets in which
AGL Participates
Untapped Acute Care
Markets in which AGL does
not Participate
41% still done by
hospitals themselves
31% still done by
hospitals themselves
Future Outsourcing Provides Additional Opportunities

Competitive Environment
•
With less than 10% share of the total healthcare market, Angelica leads a fragmented $5.8 billion market
•
Only two national hospital competitors (Crothall Services, a Compass division, and Sodexho Laundry Services)
•
Approximately 10 mid-size regional hospital providers
•
In clinics, small and regional players dominate, but some national competition (Aramark and Alsco)
•
In long-term care, Health Care Services Group is an indirect national competitor as most do own laundry

Key Environmental Issues
•
Industry standard practices revolve around internal operations, leading to average customer service (poor fill rates and on-time delivery)
•
Hospital providers, long term care and clinic providers are often distinct, even though affiliations across channels are frequent
•
Standard industry products have been cost driven versus patient satisfaction driven
•
Operations practices are “experience based” versus state of the art manufacturing techniques

How Does Angelica Win
1.
Delight the customer
•
100% fill and on-time deliveries
•
Higher quality products for patient satisfaction
•
Innovative new products to help customers
2.
Leverage our existing “Delighted” customer base to
•
Sell all products and services to all customers
•
Service satellite clinics and LTC facilities of acute customers
•
Realize fair pricing for outstanding service
3.
Implement operations best practices in all service centers and delivery areas and improve infrastructure

Expected Outcomes
•
Higher customer satisfaction scores
•
Higher renewal rates on expiring contracts with fair pricing
•
Higher sales to existing customer base of current and new products
•
Greater sales to customer related clinics and long term care facilities
•
Price increases equal to inflation
•
Offsetting inflationary pressures on operating costs via improved productivity in operations and delivery

Net Result
•
Organic growth rate increasing to 7% to 10%
•
Gross margin growing to 20% of revenues

Target FY08 Economic Model - % of Revenues
	HISTORICAL RESULTS*
	FY02	FY03	FY04	FY05	FY06	TARGET FY08	COMMENTS
Revenues	100%	100%	100%	100%	100%	100%	Assumes 3.5% annual price gains
All Merchandise Costs	19.9%	19.4%	19.3%	17.7%	17.0%	17.3%	Higher quality product offsets purchasing efficiency
Utilities	6.6%	7.3%	8.4%	9.8%	9.8%	8.3%	Natural gas levels at pre-Katrina historic highs as percentage of revenue
A/O Production Expense	41.4%	41.0%	43.0%	45.5%	44.9%	41.6%*	Gains from FY06 Best Practices Project offset wage inflation
Delivery Expense	12.7%	13.3%	13.4%	14.1%	13.7%	12.9*%	Impact of GPS and Distribution Software
Gross Margin	19.5%	19.0%	15.8%	12.9%	14.5%	20.0%
SG&A	14.1%	13.9%	12.2%	12.0%	12.0%	11.0%	Projected needs at volume levels
*Discontinued operations removed from historical results.  In FY07 some in-hospital line management expense, representing approximately 1.0% of revenue, have been reclassed from A/O Production Expense to Delivery Expense.

(See 10-K for complete list of risks)
Some Key Risks and Opportunities
Risks
•
Can’t realize inflationary price increases despite delightful service
•
Natural gas remains above 5% of revenues vs. historic high of 4%
•
Industry-wide wage pressures aren’t adequately offset via productivity gains
•
Escalating fuel and driver wages lessen savings from GPS and distribution software
Opportunities
•
Delightful service permits sale of higher priced, higher margin products
•
Higher quality products increase useful life of linen
•
Potential for additional savings via more efficient sourcing
•
Greater productivity gains allow A/O production expense to return to FY03 levels
•
Efficiency and scale help drive SG&A below 11% of revenue

	FY05	FY06
# Markets with 20+ % Gross Margin	1	1
# Markets with 17.5% to 19.9% Gross Margin	1	1
# Markets with 15.0% to 17.4% Gross Margin	0	2
# Markets with 12.5% to 14.9% Gross Margin	2	2
# Markets with 10.0% to 12.4% Gross Margin	4	2
# Markets with <10% Gross Margin	1	1
Current Market Profitability

Production Costs Per Pound – Index vs. FY05
PER POUND COSTS	FY05 Base*	FY06
Total Production Cost	100	100.9
Total Production Cost – Linen Cost	100	101.4
Total Production Cost – Linen – Utilities	100	101.3
Total Production Cost – Linen – Utilities – Delivery	100	101.8
*Twelve Months Ending 1/28/06

Future Opportunities for Growth Via Acquisition
•
Since November 2003, we have purchased over $130 million in net healthcare revenue, while selling about $24 million of non-healthcare business
•
Strategic focus is filling in market presence in Eastern and Southern United States with complementary, quality service providers
•
Acquisitions range from small tuck-in volume to multiple free-standing facilities
•
Interested in accretive acquisitions with 15% internal rate of return and 18% return on net assets.

Steve O’Hara, Chairman, President & CEO	Became President & CEO in September 2003 after 3 years as outside director; added Chairman role in February 2006; 26 years business experience
Jack Olbrych, SVP and Chief Administrative Officer	Joined Angelica in December 2006, previously CEO of Carrus Publishing and held various senior management positions in the aviation industry.
Russell Watson, SVP Strategy, Marketing and Sales Administration	5 years with Angelica, after 12 years with National Service Industries
Richard Oliva, SVP Sales and Services	4 years with Angelica, following 13 years with Ashland Chemicals
Jim Shaffer, Chief Financial Officer	CPA with 30 years finance experience, including 7 years with Angelica
Steve Frey, General Counsel	30 years experience, including corporate, regulatory and acquisitions. Over 7 years with Angelica.
Mel Davis, Vice President Operations	Joined Angelica in November 2005. 18 years experience in supply chain management and operations.
Experienced Management Team

$450,000
$400,000
$350,000
$300,000
$250,000
$263,823
$283,319
$308,034
$418,357
$425,735
2002
2003
2004
2005
2006

Angelica

Historical Continuing Operations Revenues

20
18
16
14
12
10
8
6
4
2
0
19.5
19.0
15.8
12.9
14.5
2002
2003
2004
2005
2006

Angelica

Historical Continuing Ops Gross Margin - %

9
8
7
6
5
4
3
2
1
3.2
1.2
3.4
1.4
4.3
1.6
5.6
1.9
6.0
2.1
2002
2003
2004
2005
2006
Natural Gas
Delivery Fuel

Angelica

Natural Gas and Fuel Costs vs % of Revenue

ASSETS		LIABILITIES AND EQUITY
Cash	$ 6.2	Current Maturities of Debt	$ 0.1
Receivables - Net	56.9	Accounts Payable	32.9
Linens	50.9	Accrued Compensation	9.0
Prepaid & other current assets	4.0	Other Current Liabilities	44.3
Total Current Assets	118.0	Total Current Liabilities	86.3
Net PP& E	96.5
Goodwill	49.3	Long-Term Debt, Less Current Maturities	85.3
Other Acquired Assets	38.1	Other Long-Term Obligations	17.2
Other Long-Term Assets	34.4	Shareholders’ Equity	147.5
Total Assets	$336.3	Total Liabilities and Equity	$336.3
Balance Sheet Remains Strong
Condensed as of January 27, 2007 ($000,000)

Looking Ahead
▪
FY07
▪
Net revenues up about 5% as organic growth gains are  offset by walking away from unprofitable contracts
▪
Year over year gross margin growth, with second half 2 to 3 percentage points higher than second half FY06 gross margin of 15.0%.  First quarter is toughest challenge as we deal with seasonal costs, adjust to late FY06 customer loss and spend to fix our Edison  Service Center.
▪
Operating income and pre-tax income up at least 50% from FY06
▪
FY08
▪
Targeting 7-10% organic revenue growth
▪
Gross margin target of 20% of revenues, assuming natural gas returns to pre-Katrina past 10 year high as percentage of revenue (4.0%)
▪
SG&A at or below 11% of revenues

Angelica Advantages
▪
Market leader in healthcare textile services committed to great service every day for every customer
▪
Extensive national reach, with regional focus
▪
Implementing operational best practices systemwide now to provide scalable base
▪
Strong, experienced management team focused on profitable growth
▪
Dividend, currently at $0.11 per share quarterly, provides 1.6% return

By pursuing its stated initiatives, Angelica will
be the leading provider of linen management
services to the U.S. healthcare market with
healthcare providers desiring our services
due to our quality standards, passion and
creativity, allowing us to reach our goal of
delivering industry-leading growth and
exceptional stakeholder value.
Summary

Angelica Corporation
May 2007
Delightful Service Through Innovation
To Every Customer Every Day